Consolidated Financial Statements

                              BT Variable, Inc. and Subsidiaries

                              Years ended December 31, 1995 and 1994
                              with Report of Independent Auditors















































                      BT Variable, Inc. and Subsidiaries

                      Consolidated Financial Statements

                    Years ended December 31, 1995 and 1994




                                  Contents

Report of Independent Auditors

Audited Consolidated Financial Statements

Consolidated Balance Sheets
Consolidated Statements of Operations
Consolidated Statements of Changes in Stockholder's Equity
Consolidated Statements of Cash Flows
Notes to Consolidated Financial Statements








































                      Report of Independent Auditors




The Board of Directors and Stockholder
BT Variable, Inc.

We have audited the accompanying consolidated balance sheets of BT Variable, Inc. and subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of operations, changes in stockholder's equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of BT Variable, Inc. and subsidiaries at December 31, 1995 and 1994, and the consolidated results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.


                                      /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 12, 1996,
 except for Note 10, as to
 which the date is May 3, 1996





















                       BT Variable, Inc. and Subsidiaries

                          Consolidated Balance Sheets

                       (In thousands, except share amount)

                                                              December 31
                                                           1995          1994
                                                     _________________________
Assets
Investments:
   Fixed maturities available for sale at market
    value (amortized cost $48,671 and $-)               $49,629
   Fixed maturities held to maturity, at amortized
    cost (market- $-and $2,659)                              --        $2,749
   Short-term investments, at cost, which
    approximates market                                  20,063        13,933
   Equity securities, at market (cost-$27 and $17)           29            16
   Policy loans                                           2,021           513
                                                     _________________________
Total investments                                        71,742        17,211

Cash                                                       (189)        6,875
Accrued investment income                                   786            92
Due from separate accounts                                1,127           536
Deferred policy acquisition costs                        68,183        60,958
Unamortized costs assigned to insurance contracts
  in force                                                7,264         9,139
Funds held in escrow pursuant to an Exchange
  Agreement                                               4,150         2,757
Due from reinsurers                                       2,062         1,713
Federal income taxes recoverable                            714           458
Other assets                                              1,165           818
Separate account assets                               1,048,953       950,292
                                                     _________________________
Total assets                                         $1,205,957    $1,050,849
                                                     =========================

Liabilities and stockholder's equity
Liabilities:
   Insurance and annuity reserves (including $1,641
     and $17 of unamortized deferred sales load)        $33,673        $1,051
   Due to parent and separate accounts                      573           660
   Accrued expenses and other liabilities                 3,092         2,747
   Payable for investment purchases                       7,938            --
   Short-term debt                                       51,000        50,000
   Unearned revenue                                       6,556         1,759
   Deferred income taxes payable                          1,155           983
   Adjustable principal amount promissory note, 7.50%
     due 1997                                               439           439
   Separate account liabilities (including $41,566
     and $48,924 of unamortized deferred sales load)  1,048,953       950,292
                                                     _________________________
Total liabilities                                     1,153,379     1,007,931

See accompanying notes to consolidated financial statements.

                       BT Variable, Inc. and Subsidiaries

                     Consolidated Balance Sheets (Continued)

                       (In thousands, except share amount)

                                                              December 31
                                                           1995          1994
                                                     _________________________
Commitments and contingencies

Stockholder's equity:
   Common stock, no par value, 100 shares authorized,
     issued and outstanding
   Additional paid-in capital                           $53,023       $45,834
   Net unrealized appreciation (depreciation)
     of securities                                          636            (1)
   Retained earnings (deficit)                           (1,081)       (2,915)
                                                     _________________________
Total stockholder's equity                               52,578        42,918
                                                     _________________________
Total liabilities and stockholder's equity           $1,205,957    $1,050,849
                                                     =========================

See accompanying notes to consolidated financial statements.
































                       BT Variable, Inc. and Subsidiaries

                      Consolidated Statements of Operations

                                 (In thousands)

                                          Year ended December 31
                                            1995          1994
                                        _________________________
Revenues
Variable life and annuity product fees
   and policy charges                      $18,405       $17,536
Net investment income                        3,028           670
Investment management and fund
  accounting fees                            9,429         8,550
Realized capital gains                         297            65
                                        _________________________
Total revenues                              31,159        26,821

Expenses
Policy benefits                              3,146            35
Commissions and overrides                    7,983        16,741
Salaries, benefits and other
   employee-related costs                    7,662         7,619
Investment advisory fees relating to
   the GCG Trust                             5,671         4,650
Financing charges and interest               3,042         1,980
Other general, administrative, and
   operating expenses                        8,755         9,617
Deferral of policy acquisition costs       (10,423)      (23,421)
Amortization of deferred policy
   acquisition costs                         2,736         4,614
Amortization of costs assigned to
   insurance contracts in force              1,862         2,630
                                        _________________________
Total expenses                              30,434        24,465
                                        _________________________
Net income before income tax                   725         2,356

Income tax benefit (expense):
   Current                                   1,281           (33)
   Deferred                                   (172)          (29)
                                        _________________________
                                             1,109           (62)
                                        _________________________
Net income                                  $1,834        $2,294
                                        =========================

See accompanying notes to consolidated financial statements.








                       BT Variable, Inc. and Subsidiaries

          Consolidated Statements of Changes in Stockholder's Equity

                     Years ended December 31, 1995 and 1994

                     (In thousands, except per share amount)

                                                     Net
                                                  Unreal-
                                                    ized
                                                  Appre-
                                                  ciation
                                                  (Depre-
                                                  ciation)               Total
                        Common Stock   Additional     of    Retained     Stock-
                     __________________  Paid-in  Secur-    Earnings   holder's
                      Shares  Par Value  Capital   ities   (Deficit)     Equity
                     __________________________________________________________
Balances at January 1,
 1994                    100        --   $36,834     $40   ($5,209)    $31,665
 Contributions of
   capital                                 9,000                         9,000
 Net income                                                  2,294       2,294
 Change in unrealized
   appreciation of
   securities                                        (41)                  (41)
                     __________________________________________________________
Balances at December
 31, 1994                100        --    45,834      (1)   (2,915)     42,918
 Contribution of
   capital                                 7,189                         7,189
 Net income                                                  1,834       1,834
 Change in unrealized
   appreciation of
   securities                                        637                   637
                     __________________________________________________________
Balances at December
 31, 1995                100       $--   $53,023    $636   ($1,081)    $52,578
                     ==========================================================

See accompanying notes to consolidated financial statements.















                       BT Variable, Inc. and Subsidiaries

                      Consolidated Statements of Cash Flows

                                 (In thousands)

                                           Year ended December 31
                                             1995          1994
                                        _________________________
Operating activities
Net income                                  $1,834        $2,294
Adjustments to reconcile net income to
 net cash provided by (used in)
 operating activities:
 Amortization of deferred policy
  acquisition costs                          2,736         4,614
 Amortization of costs assigned to
  insurance contracts in force               1,862         2,630
 Change in unearned revenue                  4,949         1,594
 Change in accrued investment income          (694)          (24)
 (Increase) decrease in income tax
  recoverable                                 (256)        1,011
 Increase in deferred income tax payable       172            29
 Change in due to/from parent and
  separate accounts                           (678)       (3,558)
 Changes in other assets, accrued
  expenses, and other liabilities             (351)       (4,130)
 Policy acquisition costs deferred         (10,423)      (23,421)
 Change in insurance and annuity reserves    4,664        (1,370)
 Amortization of premium (discount) on
  fixed maturity investments                  (142)           13
                                        _________________________
Net cash provided by (used in) operating
 activities                                  3,673       (20,318)


Investing activities
Purchases of fixed maturities              (61,723)         (857)
Sales of fixed maturities                   23,729           319
Purchases of common stock                      (10)           (7)
Sales of common stock                           --           250
Increase in policy loans, net               (1,508)         (369)
Funds placed in escrow pursuant to an
 Exchange Agreement                         (1,242)       (1,382)
                                        _________________________
Net cash used in investing activities      (40,754)       (2,046)

Financing activities
Issuances of short-term debt                 1,000        10,000
Investment contract deposits                29,501            --

See accompanying notes to consolidated financial statements.





                       BT Variable, Inc. and Subsidiaries

                Consolidated Statements of Cash Flows (continued)

                                 (In thousands)

                                           Year ended December 31
                                              1995          1994
                                        _________________________
Financing activities (continued)
Investment contract withdrawals            ($1,543)
Contribution of capital by parent            7,189        $9,000
                                        _________________________
Net cash provided by financing
  activities                                36,147        19,000
                                        _________________________
Net decrease in cash and short-term
 investments                                  (934)       (3,364)

Cash and short-term investments at
 beginning of year                          20,808        24,172
                                        _________________________
Cash and short-term investments at
 end of year                               $19,874       $20,808
                                        =========================

See accompanying notes to consolidated financial statements.






























                       BT Variable, Inc. and Subsidiaries

                   Notes to Consolidated Financial Statements

                                December 31, 1995

1. Organization

BT Variable, Inc., which commenced operations on September 30, 1992, is an indirect wholly-owned subsidiary of Bankers Trust Company ("Bankers Trust"), which is a wholly-owned subsidiary of Bankers Trust New York Corporation. BT Variable, Inc. and its wholly-owned subsidiaries (collectively, "BTV"), Golden American Life Insurance Company ("Golden American") and Directed Services, Inc. ("DSI"), a broker-dealer, develop, issue and market variable insurance products. Previously, Golden American and DSI were owned by Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit").

In a transaction that closed on September 30, 1992, Bankers Trust acquired from Mutual Benefit, in accordance with the terms of an Exchange Agreement, all of the issued and outstanding capital stock of Golden American and DSI and certain related assets for consideration with an aggregate value of $13.2 million and contributed them to BT Variable, Inc. ("BT Variable"). The portions of the aggregate consideration exchanged by Bankers Trust, allocable to Golden American and DSI, were valued at approximately $11.6 million and $1.6 million, respectively, subject to subsequent adjustment pursuant to the Exchange Agreement. This allocation was based primarily on the estimated value of the contractual rights of Golden American and DSI to receive future profits from insurance contracts in force but also included the acquisition of net tangible assets of $.4 million and $.3 million for Golden American and DSI, respectively. The transaction involved settlement of pre-existing claims of Bankers Trust against Mutual Benefit. The ultimate value of these claims has not yet been determined by the Superior Court of New Jersey and is contingently supported by a $5 million note payable from Golden American and a $6 million letter of credit from Bankers Trust. The Golden American note is secured by a pledge of Golden American's right to receive certain deferred sales loads. Bankers Trust has estimated that the contingent liability due from Golden American amounted to $.4 million at December 31, 1995 and 1994. Golden American deposited with an escrow agent $1.2 million and $1.3 million in 1995 and 1994, respectively, pursuant to certain provisions of the Exchange Agreement.

In addition, concurrent with the closing, Bankers Trust entered into an agreement with Golden American to cause Golden American, commencing with the closing and for so long as Bankers Trust continues to own, directly or indirectly, all the issued and outstanding capital stock of Golden American, to have at all times statutory capital and surplus of no less than the sum of
(i) $5 million and (ii) an amount equal to 1% of the statutory-basis separate account liabilities of Golden American. During 1995 and 1994, BTV contributed additional capital and paid-in surplus of $7.9 million and $8.8 million, respectively, to Golden American.

2. Summary of Significant Accounting Policies

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.



                       BT Variable, Inc. and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Basis of Presentation

The consolidated financial statements are presented in accordance with generally accepted accounting principles and include the collective operations of BTV for the years ended December 31, 1995 and 1994. All significant intercompany accounts and transactions are eliminated in consolidation.

The acquisition of Golden American and DSI was accounted for as a purchase by Bankers Trust and, accordingly, the acquired assets and liabilities were recorded at their estimated fair values at the acquisition date.

Investments

Fixed maturities are considered available for sale and are carried at market in 1995. Previously fixed maturities were treated as held until maturity and carried at cost. Short-term investments are carried at cost, which approximates market. Equity securities, principally investments in mutual funds, are carried at market based on quoted market prices. Net unrealized appreciation of fixed maturities and equity securities are included as components of stockholder's equity. The cost of investments sold is determined using the specific identification method.

Variable Life and Annuity Products

Variable life and annuity products include individual and group flexible premium variable life insurance policies and annuity products. Golden American provides for variable accumulation and benefits under the policies and contracts by crediting life and annuity considerations in accordance with contractholder direction to one or more divisions within various separate accounts or fixed interest divisions. Golden American's fixed interest divisions include the Guaranteed Interest Division, the Fixed Interest Division, and the Market Value Adjusted Fixed Interest separate account.

Separate Accounts

Separate accounts assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered principally for variable life policies and annuity contracts and for which the policyholders and contractholders rather than Golden American bear the investment risk. At the direction of the policyowners and contractholders, the Separate accounts invest the premium and annuity considerations from the sale of variable life and annuity products either in shares of specified mutual funds or directly in other investments. The assets and liabilities of Golden American's separate accounts are clearly identified and segregated from other assets and liabilities of Golden American. The portion of the separate account assets applicable to variable life policies and variable annuity contracts cannot be charged with liabilities arising out of any other business Golden American may conduct.

Separate account assets carried at fair value of the underlying investments generally represent policyowner and contractholder investment values maintained in the accounts. Separate account liabilities represent account

                       BT Variable, Inc. and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

balances for the variable life policies and annuity contracts invested in the separate accounts. Net investment income and realized and unrealized capital gains and losses related to separate account assets are not reflected in the accompanying statements of operations of BTV.

Revenue Recognition

Revenues from variable life and annuity products consist of charges for mortality and expense risk, cost of insurance, contract administration and surrender charges, as applicable to each contract. In addition, most life and annuity contracts provide for a distribution fee collected for a limited number of years after each premium deposit, as defined in each applicable contract. For life contracts, the distribution fee is based on the premium collected, the face amount issued, and the underwriting characteristics of each insured. For annuity contracts, the distribution fee is based on the amount of premiums collected and allocated to the variable separate accounts. Revenue recognition of collected distribution fees is amortized over the life of the contract in proportion to its expected gross profits. The balance of unrecognized revenue related to the distribution fees is reported as unearned revenue.

Costs Assigned to Insurance Contracts in Force

The costs assigned to insurance contracts in force represent the value of the contractual rights of BTV subsidiaries to receive future profits from the life insurance and annuity policies existing at the acquisition date. Such value is the actuarially-determined present value of projected future profits from the acquired contracts discounted at an interest rate of 15%. Costs assigned to insurance contracts in force are being amortized over the estimated life of the applicable insurance contracts in relation to estimated future gross profits.

The following is a reconciliation of the costs assigned to insurance contracts in force for the years ended December 31, 1995 and 1994.

                                          Year ended December 31
                                            1995          1994
                                        ________________________
                                            ( In Millions)

Beginning balance                          $9.139       $11.769
Interest accrued                            0.657         0.836
Amortization                               (2.519)       (3.466)
Adjustment for Statement of Financial
 Accounting Standard No. 115               (0.013)           --
                                        __________   ___________
Ending balance                             $7.264        $9.139
                                        ==========   ===========



                       BT Variable, Inc. and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

The following table presents the expected amortization of the costs assigned to insurance contracts in force over the next five years. The amortization may be adjusted based on periodic evaluation of the expected gross profits.

                   (In Millions)

           1996      $1.708
           1997       1.438
           1998       1.101
           1999       0.671
           2000       0.516


Deferred Policy Acquisition Costs

Deferred policy acquisition costs consist primarily of commissions, certain underwriting expenses and the costs of issuing policies that vary with and are directly related to the production of new and renewal business. Acquisition costs for variable life and annuity products are being amortized over the lives of the policies in relation to estimated future gross profits. The future gross profit estimates are subject to periodic evaluation with necessary revisions applied against amortization to date.

Insurance and Annuity Reserves

Insurance and annuity reserves represent variable life and annuity account balances invested in the fixed interest divisions. Interest credited rates for the fixed interest divisions ranged from 4% to 7% during 1995 and 1994.

Policy Benefits

Policy benefits that are charged to expense include benefits incurred in the period in excess of the related policy account balances and interest credited to policy account balances invested in the fixed interest divisions.

Reinsurance

Included in the accompanying financial statements are net considerations to reinsurers of $2.8 million and $2.4 million and net policy benefit recoveries of $3.5 million and $1.9 million in 1995 and 1994, respectively. Effective September 30, 1992, Golden American terminated all reinsurance agreements with Mutual Benefit. Subsequently, Golden American entered into agreements covering most of the mortality risks under both life policies and annuity contracts with unaffiliated reinsurers. Golden American remains liable to the extent that its reinsurers do not meet their obligations under the reinsurance agreements. Reinsurance in-force for life mortality risks were $24.7 million and $23 million at December 31, 1995 and 1994 and for annuity mortality risks were $83.5 million and $149.6 million at December 31, 1995 and 1994, respectively.


                       BT Variable, Inc. and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Effective June 1, 1994, Golden American entered into a reinsurance agreement on a modified coinsurance basis with an unaffiliated reinsurer. The accompanying consolidated statements of operations are presented net of the effects of the treaty which reduced net income by $.1 million in both 1995 and 1994.

Income Taxes

The results of operations of BTV are included in the Bankers Trust consolidated federal income tax return, except for Golden American, which files its own federal income tax return. The federal income taxes in BTV's financial statements are based on the effect of including its separate operations in the consolidated tax returns after making appropriate adjustments arising out of income tax regulations. The provisions for federal income taxes of Golden American are determined on a separate company basis, as a life insurance company pursuant to applicable provisions of the Internal Revenue Code.

BTV recognizes the current and deferred tax consequences of all transactions that have been recognized in the financial statements using the provisions of the enacted tax laws. Deferred tax assets and liabilities are recognized for the estimated future tax effects of temporary differences. The amount of deferred tax assets is reduced, if necessary, to the amount that, based on available evidence, will more likely than not be realized.

The following is an analysis of the difference between the U.S. Federal statutory income tax rate and the effective tax rate on income (loss) before income taxes:

                                          1995        1994
                                      _____________________
Federal statutory rate                      35%         35%
                                      =========   =========

                                           (In Millions)
Taxes at statutory rate                 $0.253      $0.825
Dividends received deduction            (0.350)     (0.368)
Valuation allowance                     (0.844)     (0.200)
State taxes                             (0.190)      0.015
Other, net                               0.022      (0.210)
                                      _________   _________
Taxes based on income (loss)           ($1.109)     $0.062
                                      =========   =========









                       BT Variable, Inc. and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Cash Equivalents

BTV considers all short-term investments (including commercial paper, money markets, and certificates of deposit) with a maturity of three months or less, when purchased, to be cash equivalents.

Presentation

Certain prior-year balances have been reclassified to conform to the current-year financial statement presentation.

3. Fair Value of Financial Instruments

BTV has evaluated its financial instruments, principally short-term investments, policy loans, the adjustable principal amount promissory note, and insurance and annuity reserves and determined that carrying amounts reported in the balance sheets approximate fair value.

4. Investments

The major categories of investment income for 1995 and 1994 are summarized as follows:

                                1995          1994
                           _________________________
                                  (in millions)
Fixed maturities               $1.610        $0.142
Short-term investments          0.899         0.226
Equity securities                  --         0.001
Policy loans                    0.056         0.011
Cash and cash equivalents       0.358         0.209
Funds held in escrow            0.166         0.083
                           _________________________
Gross investment income         3.089         0.672
Investment expenses            (0.061)       (0.002)
                           _________________________
Net investment income          $3.028        $0.670
                           =========================













                       BT Variable, Inc. and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

4. Investments (continued)

A summary of investments in debt securities, including fixed maturities and short-term investments, at December 31, 1995 and 1994 is as follows:

                                            Gross
                                         Unrealized     Estimated
                            Amortized       Gains        Market
                              Cost        (Losses)        Value
                           _______________________________________
                                        (in millions)
At December 31, 1995:
 U.S. Treasury securities     $17.832        $0.092       $17.924
 U.S. Government-backed
  securities                    2.037         0.086         2.123
 Corporate securities          44.416         0.780        45.196
                           _______________________________________
                              $64.285        $0.958       $65.243
                           =======================================
At December 31, 1994:
 U.S. Treasury securities     $16.682       ($0.090)      $16.592
                           =======================================

                                      1995                   1994
                           ________________________________________________
                                         Estimated               Estimated
                            Amortized     Market     Amortized    Market
                              Cost         Value       Cost        Value
                           ________________________________________________
                                                 (in millions)
Due in one year or less       $17.398    $17.408     $14.634     $14.622
Due after one year through
 five years                    39.023     39.467       0.850       0.827
Due after five years through
 ten years                      6.818      7.201       1.198       1.143
Due after ten years through
 twenty years                   1.046      1.167          --          --
                           ________________________________________________
                              $64.285    $65.243     $16.682     $16.592
                           ================================================

At December 31, 1995 and 1994, $2.711 million and $2.695 million, respectively, in principal amount of fixed maturity investments were on deposit with regulatory authorities pursuant to certain statutory requirements.




                       BT Variable, Inc. and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

5. Stockholder's Equity

The payment of cash dividends by Golden American is subject to statutory restrictions equal to the higher of 10% of surplus as regards policyholders or 100% of the prior year's net gain, not to exceed unassigned surplus. The maximum dividend payout which may be made without prior approval in 1996 is $6.636 million. Golden American is required to maintain a minimum total statutory-basis capital and surplus of not less than $5 million under the provisions of the insurance laws of certain states in which it is presently licensed to sell variable life and annuity products.

During 1992, the NAIC approved certain Risk-Based Capital ("RBC") requirements for life/health insurance companies. Those requirements were effective beginning in 1993 and require that the amount of capital maintained by an insurance company is to be determined based on the various risk factors related to it. At December 31, 1995 and 1994, Golden American met the RBC requirements.

The statutory financial condition of Golden American as of December 31, 1995 and 1994 and net losses for the years ended December 31, 1995 and 1994 as filed with regulatory authorities are summarized below:

                               1995        1994
                            _______________________
                                  (in millions)
Total capital and surplus      $66.357     $66.293
                            =======================
Net loss                        $4.117     $11.260
                            =======================

The payment of cash dividends by DSI is subject to minimum net capital restrictions imposed by applicable securities regulations.

6. Related Party Transactions

BTV maintains cash and short-term investments on deposit at Bankers Trust.

DSI is the investment manager of the GCG Trust (the "Trust") mutual fund and the separate accounts of Golden American which are registered under the Investment Company Act of 1940 as open-ended management companies. The assets of the separate accounts of Golden American are invested in a designated series of the Trust.

DSI receives investment management and administrative fees from the Trust as well as acting as the transfer agent and fund accountant for the Trust. For the years ended December 31, 1995 and 1994, DSI earned $9.1 million and $8.2 million, respectively, in such fees from GCG Trust.

Rent is paid to another affiliated company of Bankers Trust.



                       BT Variable, Inc. and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

7. Income Taxes

At December 31, 1995, Golden American had net operating loss ("NOL") carryforwards for federal income tax purposes of approximately $22.6 million. Approximately $2.4 million of these NOL's, relating to operations prior to ownership by Mutual Benefit, can be used to offset future taxable income of only Golden American through the year 2005, subject to annual limitations. Approximately $.8 million, $4.1 million, $10.1 million and $5.2 million are available through the years 2007, 2008, 2009, and 2010, respectively.

The components of consolidated income tax benefit (expense) follows:

                                         Year ended December 31
                                            1995          1994
                                       _________________________
                                              (in millions)
Current:
  Federal                                  $0.942       ($0.024)
  State and local                           0.339        (0.009)
                                       _________________________
Total                                       1.281        (0.033)


Deferred:
  Federal                                  (0.118)       (0.024)
  State and local                          (0.054)       (0.005)
                                       _________________________
Total                                      (0.172)       (0.029)
                                       _________________________
Total                                      $1.109       ($0.062)
                                       =========================

Deferred income tax (expense) benefit results from differences in timing of revenue and expense recognition for income tax and financial reporting purposes.


















                       BT Variable, Inc. and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

7. Income Taxes (continued)

Significant components of deferred tax liabilities and assets are as follows:

                                                           December 31
                                                       1995          1994
                                                   _________________________
                                                          (in millions)
Deferred tax liabilities:
  Deferred policy acquisition costs ("DPAC")          $23.560       $21.200
  Unamortized cost assigned to insurance
   contracts in force ("Unamortized Costs")             2.120         2.700
  Deferred tax liabilities related to non-life
   insurance operations                                 1.155         0.983
  Other                                                 0.598            --
                                                   _________________________
                                                       27.433        24.883
Deferred tax assets:
  Net operating loss carryforwards                      7.891         6.000
  Insurance liabilities                                15.520        15.200
  Deferred policy acquisition costs proxy tax           3.666         3.700
  Other                                                 0.057         0.700
                                                   _________________________
                                                       27.134        25.600

Valuation allowance for deferred tax assets             0.856         1.700
                                                   _________________________
Net deferred tax liabilities                           $1.155        $0.983
                                                   =========================

For the years ended December 31, 1995 and 1994, BTV received from Bankers Trust $.4 million and $1.0 million in cash for the settlement of their tax benefit.

8. Short-Term Debt

At December 31, 1994, BTV had a short-term loan outstanding with an unaffiliated bank of $50 million at an interest rate equal to the daily average rate of overnight Federal Funds plus .20%. Interest paid during 1994 was $1.98 million.

At December 31, 1995, BTV had two loans outstanding with Bankers Trust. One loan of $25 million has a rate of 5.875% fixed through October 18, 1996. A second loan of $26 million is at an interest rate equal to the daily average rate of overnight Federal Funds. Interest paid during 1995 was $3 million.

9. Pension and Profit Sharing Plan and Other Employee Benefits

BTV's employees are covered under Bankers Trust's benefit plans. The concontributory pension plan and the profit sharing plan of Bankers Trust are also available to eligible employees of BTV. Total 1995 and 1994 expenses relating to these benefit plans were $.2 million and $.2 million, respectively.

                       BT Variable, Inc. and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

10. Subsequent Event

Equitable of Iowa Companies ("Equitable of Iowa") and Whitewood Properties Corp., a wholly-owned subsidiary of Bankers Trust, have entered into a definitive agreement on May 3, 1996 providing for the acquisition by Equitable of Iowa of all interest in BTV and its subsidiaries, Golden American Life and Directed Services, Inc. The acquisition is subject to the approval of the appropriate regulators and is expected to be completed in September 1996. Equitable of Iowa is the holding company for Equitable Life Insurance Company of Iowa, USG Annuity & Life Company, Locust Street Securities, Inc., and Equitable Investment Services, Inc.